AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                               VARIABLE ACCOUNT A


Supplement dated August 1, 1997, to the Prospectus dated May 1, 1997.


     This Supplement provides information regarding a change in the investment options available under the Contract.

     The Zero Coupon 2000 Portfolio of the Dreyfus Variable Investment Fund is no longer available as an investment option. Contract Values currently allocated to the Zero Coupon 2000 Portfolio may remain there until on or about December 31, 2000 when the Portfolio will be liquidated. At any time prior to that date, the Contract Owner may transfer remaining Contract Value from the Zero Coupon 2000 Portfolio to any other investment option available under the Contract.

     This Supplement also provides information regarding the availability of the Small Company Stock Portfolio, a separate diversified portfolio of the Dreyfus Variable Investment Fund, as an investment option under the Contract. The Dreyfus Corporation serves as the investment adviser.

     The investment objective of the Small Company Stock Portfolio is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by Russell 2500 TM Index. There can be no assurance that the investment objective will be achieved.

     Additional information regarding the Small Company Stock Portfolio may be found in the Prospectus of the Dreyfus Variable Investment Fund, Small Company Stock Portfolio, dated May 1, 1997, which sets forth disclosure regarding the Portfolio, its adviser, and its performance history. The Portfolio Prospectus is enclosed with this Prospectus.

     The Small Company Stock Portfolio commenced operation on April 30, 1996, and was first offered as an available investment option under the Contract on August 1, 1997.


Summary of Expenses

Management Fee              Other Expenses        Total Portfolio Expenses

0.56%                       0.19%                 0.75%


The figures represented above are not annualized. During the period
April 30, 1996 to December  31,  1996,  total  Portfolio expenses represented
0.75%  of  average   net  assets   after  any   expense reimbursements.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR VARIABLE ACCOUNT A, DATED MAY 1, 1997, AND THE DREYFUS VARIABLE INVESTMENT FUND SMALL COMPANY STOCK PORTFOLIO PROSPECTUS DATED MAY 1, 1997.

RUSSELL 2500 TM IS A TRADEMARK OF FRANK RUSSELL COMPANY. NEITHER THE CONTRACT NOR THE PORTFOLIO IS SPONSORED, ENDORSED, SOLD OR PROMOTED BY FRANK RUSSELL COMPANY.